UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 25, 2005

OSI SYSTEMS, INC.
(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 Chadron Avenue, Hawthorne, CA	90250
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 978-0516

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On October 25, 2005, OSI Systems, Inc. (the "Company") announced that it had successfully completed the placing of approximately 20% of the equity in Spacelabs Healthcare, Inc. ("Spacelabs"), a newly formed Delaware corporation composed of the healthcare operations of the Company. The placing raised approximately $27 million net of expenses. The shares of common stock of Spacelabs will be listed on the AIM of the London Stock Exchange, beginning October 31, 2005 under the ticker symbol "SLAB." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

In connection with the public offering, Spacelabs is distributing copies of a final admission document (the "Admission Document") to investors. A copy of the Admission Document is attached hereto as Exhibit 99.2 and incorporated by reference herein in its entirety.

Neither the press release nor the Admission Document constitutes an offer to sell or the solicitation of an offer to buy shares of common stock of Spacelabs in any jurisdiction in which such offer or solicitation is unlawful. The shares of common stock of Spacelabs have not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws of the United States. Accordingly, the shares of common stock may not be offered or sold or subscribed, directly or indirectly, within the United States or to any U.S. Person (as such term is defined in Regulation S promulgated under the Act).

The press release and the Admission Document contain "forward looking statements" within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact included in the press release and the Admission Document are forward looking statements and, although the Company and Spacelabs believe that the expectations reflected in such forward looking statements are reasonable, neither the Company nor Spacelabs can give assurance that such expectations will prove to have been correct. Spacelabs' business and financial results are subject to various risks and uncertainties that may cause actual results to differ materially from its expectations. Neither the Company nor Spacelabs intends to provide updated information other than as otherwise required by applicable law. All subsequent written and oral forward looking statements attributable to the Company and Spacelabs, or persons acting on their behalf, are expressly qualified in their entirely by the cautionary statements contained in this paragraph and elsewhere in this report.

The information in this report (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act or the Exchange Act. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1:    Press Release, dated October 25, 2005.

Exhibit 99.2:    Admission Document, dated October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: October 25, 2005	By:	/s/ Victor Sze Victor Sze General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 25, 2005.

99.2	Admission Document, dated October 25, 2005.